Exhibit 99.1

News Release

Abbott Reports Third-Quarter 2025 Results and Reaffirms Full-Year Guidance

–Third-quarter reported sales growth of 6.9 percent; organic sales growth of 5.5 percent or 7.5 percent excluding COVID-19 testing-related sales1
–Third-quarter GAAP diluted EPS of $0.94; adjusted diluted EPS of $1.30
–Reported operating margin of 18.1 percent of sales; adjusted operating margin of 23.0 percent, which reflects a 40 basis point increase

ABBOTT PARK, Ill., Oct. 15, 2025 — Abbott today announced financial results for the third quarter ended Sept. 30, 2025.

•Third-quarter sales increased 6.9 percent on a reported basis, 5.5 percent on an organic basis, or 7.5 percent when excluding COVID-19 testing-related sales1.
•Third-quarter GAAP diluted EPS of $0.94 and adjusted diluted EPS of $1.30, which excludes specified items.
•Year-to-date sales increased 6.1 percent on a reported basis, 6.4 percent on an organic basis, or 7.7 percent when excluding COVID-19 testing-related sales2.
•Abbott reaffirms previously provided full-year 2025 organic sales growth guidance.
•Abbott reaffirms the midpoint of previously provided full-year 2025 adjusted diluted EPS guidance range and narrows the range to $5.12 to $5.18, reflecting double-digit growth at the midpoint.
•In July, Abbott announced it received regulatory approval in Japan for TriClip®, a first of-its-kind, minimally invasive treatment option for patients with tricuspid regurgitation, or a leaky tricuspid heart valve.
•In August, Abbott announced it received CE Mark for an expanded indication for the company's Navitor® transcatheter aortic valve implantation (TAVI) system to treat people with symptomatic, severe aortic stenosis who are at low or intermediate risk for open-heart surgery.
•In August, at the European Society of Cardiology (ESC) Congress, new treatment guidelines were issued that provide additional support for the use of MitraClip® and TriClip in treating valvular heart disease. These new guidelines were backed by evidence from multiple clinical studies.

"Our third-quarter results demonstrate our ability to deliver consistent, high-quality performance," said Robert B. Ford, chairman and chief executive officer, Abbott. "Our differentiated product pipeline continues to power our performance and positions Abbott to deliver durable long-term value to our shareholders."

THIRD-QUARTER BUSINESS OVERVIEW
Management believes that measuring sales growth rates on an organic basis, which excludes the impact of foreign exchange and the impact of discontinuing the ZonePerfect® product line in the Nutrition business, is an appropriate way for investors to best understand the core underlying performance of the business. Management further believes that measuring sales growth rates on an organic basis excluding COVID-19 tests is an appropriate way for investors to best understand the underlying performance of the company as the demand for COVID-19 tests has significantly declined following the transition from a pandemic to endemic phase.

Note: In order to compute results excluding the impact of exchange rates, current year U.S. dollar sales are multiplied or divided, as appropriate, by the current year average foreign exchange rates and then those amounts are multiplied or divided, as appropriate, by the prior year average foreign exchange rates.

Third Quarter 2025 Results (3Q25)

Sales 3Q25 ($ in millions)	Total Company	Nutrition	Diagnostics	Established Pharmaceuticals	Medical Devices
U.S.	4,299	888	886	—	2,521
International	7,070	1,265	1,367	1,511	2,927
Total reported	11,369	2,153	2,253	1,511	5,448

% Change vs. 3Q24
U.S.	2.3	(6.5)	(14.1)	n/a	13.8
International	9.9	13.3	(1.0)	7.5	15.6
Total reported	6.9	4.2	(6.6)	7.5	14.8
Impact of foreign exchange	1.4	0.2	1.2	0.4	2.3
Organic	5.5	4.0	(7.8)	7.1	12.5
Impact of COVID-19 testing sales [1]	(2.0)	—	(8.2)	—	—
Organic (excluding COVID-19 tests)	7.5	4.0	0.4	7.1	12.5

Organic
U.S.	2.3	(6.5)	(14.1)	n/a	13.8
International	7.6	13.0	(3.1)	7.1	11.3

First Nine Months 2025 Results (9M25)

Sales 9M25 ($ in millions)	Total Company	Nutrition	Diagnostics	Established Pharmaceuticals	Medical Devices
U.S.	12,743	2,800	2,568	—	7,363
International	20,126	3,711	3,912	4,154	8,349
Total reported	32,869	6,511	6,480	4,154	15,712

% Change vs. 9M24
U.S.	6.4	1.4	(7.4)	n/a	14.4
International	6.0	5.3	(3.3)	5.8	11.3
Total reported	6.1	3.6	(5.0)	5.8	12.8
Impact of foreign exchange	(0.3)	(0.9)	(0.2)	(1.7)	0.4
Impact of business exit*	—	(0.2)	—	—	—
Organic	6.4	4.7	(4.8)	7.5	12.4
Impact of COVID-19 testing sales [2]	(1.3)	—	(5.4)	—	—
Organic (excluding COVID-19 tests)	7.7	4.7	0.6	7.5	12.4

Organic
U.S.	6.5	1.9	(7.4)	n/a	14.4
International	6.4	6.9	(3.0)	7.5	10.7

Refer to page 16 for a reconciliation of adjusted historical revenue to reported revenue.

*Reflects the impact of discontinuing the ZonePerfect® product line in the Nutrition business in March 2024.

Nutrition

Third Quarter 2025 Results (3Q25)

Sales 3Q25 ($ in millions)	Total	Pediatric	Adult
U.S.	888	520	368
International	1,265	457	808
Total reported	2,153	977	1,176

% Change vs. 3Q24
U.S.	(6.5)	(8.4)	(3.8)
International	13.3	17.9	10.9
Total reported	4.2	2.3	5.8
Impact of foreign exchange	0.2	(0.1)	0.4
Organic	4.0	2.4	5.4

U.S.	(6.5)	(8.4)	(3.8)
International	13.0	18.2	10.2
Worldwide Nutrition sales increased 4.2 percent on a reported basis and 4.0 percent on an organic basis in the third quarter.
Growth in the quarter was led by Adult Nutrition, where sales increased 5.8 percent on a reported basis and 5.4 percent on an organic basis, led by strong growth of Ensure®, Abbott's market-leading complete and balanced nutrition brand, and Glucerna®, Abbott's market-leading brand of products designed to meet the nutritional requirements for people with diabetes.

First Nine Months 2025 Results (9M25)

Sales 9M25 ($ in millions)	Total	Pediatric	Adult
U.S.	2,800	1,695	1,105
International	3,711	1,377	2,334
Total reported	6,511	3,072	3,439

% Change vs. 9M24
U.S.	1.4	3.0	(0.9)
International	5.3	—	8.8
Total reported	3.6	1.6	5.5
Impact of foreign exchange	(0.9)	(0.9)	(0.9)
Impact of business exit*	(0.2)	—	(0.4)
Organic	4.7	2.5	6.8

U.S.	1.9	3.0	0.3
International	6.9	1.8	10.2
*Reflects the impact of discontinuing the ZonePerfect® product line in the Nutrition business in March 2024.

Diagnostics

Third Quarter 2025 Results (3Q25)

Sales 3Q25 ($ in millions)	Total	Core Laboratory	Molecular	Point of Care	Rapid Diagnostics
U.S.	886	366	36	111	373
International	1,367	998	95	47	227
Total reported	2,253	1,364	131	158	600

% Change vs. 3Q24
U.S.	(14.1)	10.4	(1.5)	7.9	(33.5)
International	(1.0)	1.6	4.3	8.9	(14.2)
Total reported	(6.6)	3.8	2.6	8.2	(27.3)
Impact of foreign exchange	1.2	1.6	1.8	0.4	0.4
Organic	(7.8)	2.2	0.8	7.8	(27.7)

U.S.	(14.1)	10.4	(1.5)	7.9	(33.5)
International	(3.1)	(0.6)	1.7	7.7	(15.6)

Global Diagnostics sales decreased 6.6 percent on a reported basis, decreased 7.8 percent on an organic basis, and increased 0.4 percent when excluding COVID-19 testing-related sales1.

COVID-19 testing-related sales were $69 million in the quarter, compared to $265 million in the third quarter of the prior year.

Global Core Laboratory Diagnostics sales increased 3.8 percent on a reported basis and increased 2.2 percent on an organic basis. Growth in the quarter was impacted by challenging market conditions in China, including the impact of volume-based procurement programs.
First Nine Months 2025 Results (9M25)

Sales 9M25 ($ in millions)	Total	Core Laboratory	Molecular	Point of Care	Rapid Diagnostics
U.S.	2,568	1,049	111	315	1,093
International	3,912	2,850	265	133	664
Total reported	6,480	3,899	376	448	1,757

% Change vs. 9M24
U.S.	(7.4)	8.3	(0.5)	2.4	(21.2)
International	(3.3)	(1.0)	(2.7)	(0.1)	(12.9)
Total reported	(5.0)	1.3	(2.0)	1.7	(18.2)
Impact of foreign exchange	(0.2)	(0.3)	—	(0.1)	(0.2)
Organic	(4.8)	1.6	(2.0)	1.8	(18.0)

U.S.	(7.4)	8.3	(0.5)	2.4	(21.2)
International	(3.0)	(0.7)	(2.7)	0.3	(12.4)

Established Pharmaceuticals

Third Quarter 2025 Results (3Q25)

Sales 3Q25 ($ in millions)	Total	Key Emerging Markets	Other
U.S.	—	—	—
International	1,511	1,097	414
Total reported	1,511	1,097	414

% Change vs. 3Q24
U.S.	n/a	n/a	n/a
International	7.5	10.3	0.6
Total reported	7.5	10.3	0.6
Impact of foreign exchange	0.4	(0.8)	3.1
Organic	7.1	11.1	(2.5)

U.S.	n/a	n/a	n/a
International	7.1	11.1	(2.5)

Established Pharmaceuticals sales increased 7.5 percent on a reported basis and 7.1 percent on an organic basis in the third quarter.

Key Emerging Markets include several emerging countries that represent the most attractive long-term growth opportunities for Abbott's branded generics product portfolio. Sales in these geographies increased 10.3 percent on a reported basis and 11.1 percent on an organic basis, led by double-digit growth in several countries across Asia, Latin America and the Middle East.

First Nine Months 2025 Results (9M25)

Sales 9M25 ($ in millions)	Total	Key Emerging Markets	Other
U.S.	—	—	—
International	4,154	3,121	1,033
Total reported	4,154	3,121	1,033

% Change vs. 9M24
U.S.	n/a	n/a	n/a
International	5.8	7.3	1.7
Total reported	5.8	7.3	1.7
Impact of foreign exchange	(1.7)	(2.4)	0.5
Organic	7.5	9.7	1.2

U.S.	n/a	n/a	n/a
International	7.5	9.7	1.2

Medical Devices

Third Quarter 2025 Results (3Q25)

Sales 3Q25 ($ in millions)	Total	Rhythm Management	Electro- physiology	Heart Failure	Vascular	Structural Heart	Neuro-modulation	Diabetes Care
U.S.	2,521	350	322	280	280	297	196	796
International	2,927	336	383	86	465	338	58	1,261
Total reported	5,448	686	705	366	745	635	254	2,057

% Change vs. 3Q24
U.S.	13.8	21.1	13.2	10.7	8.5	10.1	3.3	18.4
International	15.6	9.3	17.6	22.6	5.5	16.9	24.9	19.9
Total reported	14.8	15.0	15.6	13.3	6.6	13.6	7.6	19.3
Impact of foreign exchange	2.3	2.0	1.9	1.2	1.9	2.3	0.8	3.1
Organic	12.5	13.0	13.7	12.1	4.7	11.3	6.8	16.2

U.S.	13.8	21.1	13.2	10.7	8.5	10.1	3.3	18.4
International	11.3	5.5	14.1	17.2	2.5	12.4	21.2	14.7

Worldwide Medical Devices sales increased 14.8 percent on a reported basis and 12.5 percent on an organic basis in the third quarter.

Sales growth in the quarter was led by double-digit growth in Diabetes Care, Electrophysiology, Rhythm Management, Heart Failure and Structural Heart.

In Diabetes Care, sales of continuous glucose monitors were $2.0 billion and grew 20.5 percent on a reported basis and 17.2 percent on an organic basis.

First Nine Months 2025 Results (9M25)

Sales 9M25 ($ in millions)	Total	Rhythm Management	Electro- physiology	Heart Failure	Vascular	Structural Heart	Neuro-modulation	Diabetes Care
U.S.	7,363	994	943	824	831	868	565	2,338
International	8,349	950	1,091	249	1,381	980	171	3,527
Total reported	15,712	1,944	2,034	1,073	2,212	1,848	736	5,865

% Change vs. 9M24
U.S.	14.4	16.7	12.2	12.4	5.6	14.1	0.3	23.2
International	11.3	3.9	10.9	15.9	4.2	11.8	20.6	15.9
Total reported	12.8	10.1	11.5	13.2	4.7	12.9	4.4	18.7
Impact of foreign exchange	0.4	0.4	0.2	0.3	0.1	0.4	(0.1)	0.6
Organic	12.4	9.7	11.3	12.9	4.6	12.5	4.5	18.1

U.S.	14.4	16.7	12.2	12.4	5.6	14.1	0.3	23.2
International	10.7	3.2	10.5	14.6	4.0	11.2	20.8	14.9

ABBOTT'S FINANCIAL GUIDANCE
Abbott reaffirms previously provided full-year 2025 organic sales growth guidance of 7.5% to 8.0%, excluding COVID-19 testing-related sales, or 6.0% to 7.0%, when including COVID-19 testing-related sales. Abbott also reaffirms the midpoint of the previously provided full-year 2025 adjusted diluted EPS guidance range and narrows the range to $5.12 to $5.18, which reflects double-digit growth at the midpoint.

Abbott has not provided the related GAAP financial measures on a forward-looking basis for these forward-looking non-GAAP financial measures because the company is unable to predict with reasonable certainty and without unreasonable effort the timing and impact of certain items such as restructuring and cost reduction initiatives, charges for intangible asset impairments, acquisition-related expenses, and foreign exchange, which could significantly impact Abbott's results in accordance with GAAP.
ABBOTT DECLARES 407th CONSECUTIVE QUARTERLY DIVIDEND
On Sept. 19, 2025, the board of directors of Abbott declared the company's quarterly dividend of $0.59 per share. Abbott's cash dividend is payable Nov. 17, 2025, to shareholders of record at the close of business on Oct. 15, 2025.

Abbott has increased its dividend payout for 53 consecutive years and is a member of the S&P 500 Dividend Aristocrats Index, which tracks companies that have annually increased their dividend for at least 25 consecutive years.

About Abbott:
Abbott is a global healthcare leader that helps people live more fully at all stages of life. Our portfolio of life-changing technologies spans the spectrum of healthcare, with leading businesses and products in diagnostics, medical devices, nutritionals and branded generic medicines. Our 114,000 colleagues serve people in more than 160 countries.

Connect with us at www.abbott.com and on LinkedIn, Facebook, Instagram, X and YouTube.

Abbott will live-webcast its third-quarter earnings conference call through its Investor Relations website at www.abbottinvestor.com at 8 a.m. Central time today. An archived edition of the webcast will be available later in the day.

— Private Securities Litigation Reform Act of 1995 —
A Caution Concerning Forward-Looking Statements

Some statements in this news release may be forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995. Abbott cautions that these forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those indicated in the forward-looking statements. Economic, competitive, governmental, technological and other factors that may affect Abbott's operations are discussed in Item 1A, "Risk Factors" in our Annual Report on Form 10-K for the year ended Dec. 31, 2024, and are incorporated herein by reference. Abbott undertakes no obligation to release publicly any revisions to forward-looking statements as a result of subsequent events or developments, except as required by law.

Abbott Financial: Michael Comilla, 224-668-1872 Tamika McLoughlin, 224-399-5082 Randy Blakley, 224-668-0036	Abbott Media: Karen Twigg May, 224-668-2681 Kate Dyer, 224-668-9965

1.In the third quarter of 2025, total worldwide sales were $11.369 billion, total Diagnostics sales were $2.253 billion and COVID-19 testing-related sales were $69 million. In the third quarter of 2024, total worldwide sales were $10.635 billion, total Diagnostics sales were $2.412 billion and COVID-19 testing-related sales were $265 million.

2.In the first nine months of 2025, total worldwide sales were $32.869 billion, total Diagnostics sales were $6.480 billion and COVID-19 testing-related sales were $208 million. In the first nine months of 2024, total worldwide sales were $30.976 billion, total Diagnostics sales were $6.821 billion and COVID-19 testing-related sales were $571 million.

Abbott Laboratories and Subsidiaries
Condensed Consolidated Statement of Earnings
Third Quarter Ended September 30, 2025 and 2024
(in millions, except per share data)
(unaudited)

	3Q25	3Q24	% Change
Net Sales	$11,369	$10,635	6.9

Cost of products sold, excluding amortization expense	5,075	4,698	8.0
Amortization of intangible assets	420	470	(10.8)
Research and development	766	713	7.5
Selling, general, and administrative	3,051	2,895	5.4
Total Operating Cost and Expenses	9,312	8,776	6.1

Operating Earnings	2,057	1,859	10.6

Interest expense, net	44	51	(12.6)
Net foreign exchange (gain) loss	(17)	(11)	n/m
Other (income) expense, net	(150)	(121)	23.7
Earnings before taxes	2,180	1,940	12.3
Taxes on earnings	536	294	82.0	1)

Net Earnings	$1,644	$1,646	(0.1)

Net Earnings excluding Specified Items, as described below	$2,278	$2,119	7.5	2)

Diluted Earnings per Common Share	$0.94	$0.94	—

Diluted Earnings per Common Share, excluding Specified Items, as described below	$1.30	$1.21	7.4	2)

Average Number of Common Shares Outstanding Plus Dilutive Common Stock Options	1,749	1,748

NOTES:
See tables on page 13 for an explanation of certain non-GAAP financial information.
n/m = Percent change is not meaningful.
See footnotes on the following page.

1)2025 Taxes on Earnings also includes approximately $160 million in adjustments related to prior recognition of a significant non-cash deferred tax benefit.

2)2025 Net Earnings and Diluted Earnings per Common Share, excluding Specified Items, excludes net after-tax charges of $634 million, or $0.36 per share, for intangible amortization, charges related to restructuring and cost reduction initiatives, and other net expenses.

2024 Net Earnings and Diluted Earnings per Common Share, excluding Specified Items, excludes net after-tax charges of $473 million, or $0.27 per share, for intangible amortization, charges related to intangible impairment, expenses associated with acquisitions and a divestiture, and other net expenses.

Abbott Laboratories and Subsidiaries
Condensed Consolidated Statement of Earnings
Nine Months Ended September 30, 2025 and 2024
(in millions, except per share data)
(unaudited)

	9M25	9M24	% Change
Net Sales	$32,869	$30,976	6.1

Cost of products sold, excluding amortization expense	14,397	13,764	4.6
Amortization of intangible assets	1,260	1,413	(10.8)
Research and development	2,207	2,095	5.4
Selling, general, and administrative	9,203	8,790	4.7
Total Operating Cost and Expenses	27,067	26,062	3.9

Operating Earnings	5,802	4,914	18.1

Interest expense, net	143	170	(15.3)
Net foreign exchange (gain) loss	(35)	(17)	n/m
Other (income) expense, net	(414)	(222)	86.8
Earnings before taxes	6,108	4,983	22.6
Taxes on earnings	1,360	810	67.7	1)

Net Earnings	$4,748	$4,173	13.8

Net Earnings excluding Specified Items, as described below	$6,410	$5,851	9.6	2)

Diluted Earnings per Common Share	$2.70	$2.38	13.4

Diluted Earnings per Common Share, excluding Specified Items, as described below	$3.65	$3.33	9.6	2)

Average Number of Common Shares Outstanding Plus Dilutive Common Stock Options	1,749	1,749

NOTES:
See tables on page 14 for an explanation of certain non-GAAP financial information.
n/m = Percent change is not meaningful.
See footnotes on the following page.

1)2025 Taxes on Earnings includes the recognition of approximately $90 million of net tax benefit as a result of the resolution of various tax positions related to prior years. 2025 Taxes on Earnings also includes approximately $460 million in adjustments related to prior recognition of a significant non-cash deferred tax benefit.

2024 Taxes on Earnings includes the recognition of approximately $35 million of net tax expense as a result of the resolution of various tax positions related to prior years.

2)2025 Net Earnings and Diluted Earnings per Common Share, excluding Specified Items, excludes net after-tax charges of $1.662 billion, or $0.95 per share, for intangible amortization, charges related to investment impairments, charges related to restructuring and cost reduction initiatives, expenses associated with acquisitions, and other net expenses.

2024 Net Earnings and Diluted Earnings per Common Share, excluding Specified Items, excludes net after-tax charges of $1.678 billion, or $0.95 per share, for intangible amortization, charges related to intangible impairment, charges related to restructuring and cost reduction initiatives, expenses associated with acquisitions and a divestiture, and other net expenses.

Abbott Laboratories and Subsidiaries
Non-GAAP Reconciliation of Financial Information
Third Quarter Ended September 30, 2025 and 2024
(in millions, except per share data)
(unaudited)

	3Q25
	As Reported (GAAP)	Specified Items	As Adjusted

Intangible Amortization	$420	$(420)	$—
Gross Margin	5,874	470	6,344
R&D	766	(36)	730
SG&A	3,051	(47)	3,004
Other (income) expense, net	(150)	5	(145)
Earnings before taxes	2,180	548	2,728
Taxes on Earnings	536	(86)	450
Net Earnings	1,644	634	2,278
Diluted Earnings per Share	$0.94	$0.36	$1.30

Specified items reflect intangible amortization expense of $420 million and other net expenses of $128 million associated with restructuring actions, costs associated with acquisitions, and other net expenses. See page 17 for additional details regarding specified items.

	3Q24
	As Reported (GAAP)	Specified Items	As Adjusted

Intangible Amortization	$470	$(470)	$—
Gross Margin	5,467	516	5,983
R&D	713	(19)	694
SG&A	2,895	(5)	2,890
Other (income) expense, net	(121)	(12)	(133)
Earnings before taxes	1,940	552	2,492
Taxes on Earnings	294	79	373
Net Earnings	1,646	473	2,119
Diluted Earnings per Share	$0.94	$0.27	$1.21

Specified items reflect intangible amortization expense of $470 million and other net expenses of $82 million associated with charges related to intangible impairment, acquisitions, a divestiture and other net expenses. See page 18 for additional details regarding specified items.

Abbott Laboratories and Subsidiaries
Non-GAAP Reconciliation of Financial Information
Nine Months Ended September 30, 2025 and 2024
(in millions, except per share data)
(unaudited)

	9M25
	As Reported (GAAP)	Specified Items	As Adjusted

Intangible Amortization	$1,260	$(1,260)	$—
Gross Margin	17,212	1,396	18,608
R&D	2,207	(83)	2,124
SG&A	9,203	(58)	9,145
Other (income) expense, net	(414)	(31)	(445)
Earnings before taxes	6,108	1,568	7,676
Taxes on Earnings	1,360	(94)	1,266
Net Earnings	4,748	1,662	6,410
Diluted Earnings per Share	$2.70	$0.95	$3.65

Specified items reflect intangible amortization expense of $1.260 billion and other net expenses of $308 million associated with restructuring actions, acquisitions, investment impairment charges, and other net expenses. See page 19 for additional details regarding specified items.

	9M24
	As Reported (GAAP)	Specified Items	As Adjusted

Intangible Amortization	$1,413	$(1,413)	$—
Gross Margin	15,799	1,540	17,339
R&D	2,095	(81)	2,014
SG&A	8,790	(96)	8,694
Other (income) expense, net	(222)	(183)	(405)
Earnings before taxes	4,983	1,900	6,883
Taxes on Earnings	810	222	1,032
Net Earnings	4,173	1,678	5,851
Diluted Earnings per Share	$2.38	$0.95	$3.33

Specified items reflect intangible amortization expense of $1.413 billion and other net expenses of $487 million associated with restructuring actions, acquisitions, a divestiture and other net expenses. See page 20 for additional details regarding specified items.

A reconciliation of the third-quarter tax rates for 2025 and 2024 is shown below:

	3Q25
($ in millions)	Pre-Tax Income	Taxes on Earnings	Tax Rate
As reported (GAAP)	$2,180	$536	24.6%	1)
Specified items	548	(86)
Excluding specified items	$2,728	$450	16.5%

	3Q24
($ in millions)	Pre-Tax Income	Taxes on Earnings	Tax Rate
As reported (GAAP)	$1,940	$294	15.2%
Specified items	552	79
Excluding specified items	$2,492	$373	15.0%
1)2025 Taxes on Earnings also includes approximately $160 million in adjustments related to prior recognition of a significant non-cash deferred tax benefit.

A reconciliation of the year-to-date tax rates for 2025 and 2024 is shown below:

	9M25
($ in millions)	Pre-Tax Income	Taxes on Earnings	Tax Rate
As reported (GAAP)	$6,108	$1,360	22.3%	2)
Specified items	1,568	(94)
Excluding specified items	$7,676	$1,266	16.5%

	9M24
($ in millions)	Pre-Tax Income	Taxes on Earnings	Tax Rate
As reported (GAAP)	$4,983	$810	16.3%	3)
Specified items	1,900	222
Excluding specified items	$6,883	$1,032	15.0%

2)2025 Taxes on Earnings includes the recognition of approximately $90 million of net tax benefit as a result of the resolution of various tax positions related to prior years. 2025 Taxes on Earnings also includes approximately $460 million in adjustments related to prior recognition of a significant non-cash deferred tax benefit.

3)2024 Taxes on Earnings includes the recognition of approximately $35 million of net tax expense as a result of the resolution of various tax positions related to prior years.

Abbott Laboratories and Subsidiaries
Non-GAAP Revenue Reconciliation
Nine Months Ended September 30, 2025 and 2024
($ in millions)
(unaudited)

	9M25	9M24			% Change vs. 9M24
						Non-GAAP
	Abbott Reported	Abbott Reported	Impact from business exit (a)	Adjusted Revenue	Reported	Adjusted	Organic
Total Company	32,869	30,976	(13)	30,963	6.1	6.1	6.4
U.S.	12,743	11,982	(13)	11,969	6.4	6.5	6.5
Intl	20,126	18,994	—	18,994	6.0	6.0	6.4

Total Nutrition	6,511	6,284	(13)	6,271	3.6	3.8	4.7
U.S.	2,800	2,761	(13)	2,748	1.4	1.9	1.9
Intl	3,711	3,523	—	3,523	5.3	5.3	6.9

Adult Nutrition	3,439	3,261	(13)	3,248	5.5	5.9	6.8
U.S.	1,105	1,115	(13)	1,102	(0.9)	0.3	0.3
Intl	2,334	2,146	—	2,146	8.8	8.8	10.2

(a) Reflects the impact of discontinuing the ZonePerfect® product line in the Nutrition business. This action was initiated in March 2024.

Abbott Laboratories and Subsidiaries
Details of Specified Items
Third Quarter Ended September 30, 2025
(in millions, except per share data)
(unaudited)

	Acquisition or Divestiture- related (a)	Restructuring and Cost Reduction Initiatives (b)	Intangible Amortization	Other (c)	Total Specifieds
Gross Margin	$—	$44	$420	$6	$470
R&D	—	(19)	—	(17)	(36)
SG&A	(9)	(43)	—	5	(47)
Other (income) expense, net	7	—	—	(2)	5
Earnings before taxes	$2	$106	$420	$20	548
Taxes on Earnings (d)					(86)
Net Earnings					$634
Diluted Earnings per Share					$0.36
The table above provides additional details regarding the specified items described on page 13.

a)Acquisition-related expenses include integration costs, which represent incremental costs directly related to integrating acquired businesses.
b)Restructuring and cost reduction initiative expenses include severance, outplacement and other direct costs associated with specific restructuring plans and cost reduction initiatives.
c)Other includes incremental costs to comply with the European Union's Medical Device Regulations (MDR) and In Vitro Diagnostics Medical Device Regulations (IVDR) requirements for previously approved products.

d)Reflects the net tax benefit associated with the specified items. Taxes on Earnings includes approximately $160 million in adjustments related to prior recognition of a significant non-cash deferred tax benefit.

Abbott Laboratories and Subsidiaries
Details of Specified Items
Third Quarter Ended September 30, 2024
(in millions, except per share data)
(unaudited)

	Acquisition or Divestiture- related (a)	Restructuring and Cost Reduction Initiatives (b)	Intangible Amortization	Other (c)	Total Specifieds
Gross Margin	$—	$2	$470	$44	$516
R&D	—	—	—	(19)	(19)
SG&A	(7)	2	—	—	(5)
Other (income) expense, net	(5)	—	—	(7)	(12)
Earnings before taxes	$12	$—	$470	$70	552
Taxes on Earnings (d)					79
Net Earnings					$473
Diluted Earnings per Share					$0.27

The table above provides additional details regarding the specified items described on page 13.
a)Acquisition-related expenses include integration costs, which represent incremental costs directly related to integrating acquired businesses.
b)Restructuring and cost reduction initiative expenses include severance, outplacement and other direct costs associated with specific restructuring plans and cost reduction initiatives.
c)Other includes incremental costs to comply with the European Union's Medical Device Regulations (MDR) and In Vitro Diagnostics Medical Device Regulations (IVDR) requirements for previously approved products and investment and intangible asset impairment charges.
d)Reflects the net tax benefit associated with the specified items.

Abbott Laboratories and Subsidiaries
Details of Specified Items
Nine Months Ended September 30, 2025
(in millions, except per share data)
(unaudited)

	Acquisition or Divestiture- related (a)	Restructuring and Cost Reduction Initiatives (b)	Intangible Amortization	Other (c)	Total Specifieds
Gross Margin	$1	$125	$1,260	$10	$1,396
R&D	(1)	(42)	—	(40)	(83)
SG&A	(15)	(49)	—	6	(58)
Other (income) expense, net	(18)	—	—	(13)	(31)
Earnings before taxes	$35	$216	$1,260	$57	1,568
Taxes on Earnings (d)					(94)
Net Earnings					$1,662
Diluted Earnings per Share					$0.95
The table above provides additional details regarding the specified items described on page 14.

a)Acquisition-related expenses include integration costs, which represent incremental costs directly related to integrating acquired businesses, as well as other costs related to business acquisitions.
b)Restructuring and cost reduction initiative expenses include severance, outplacement and other direct costs associated with specific restructuring plans and cost reduction initiatives.
c)Other includes incremental costs to comply with the MDR and IVDR regulations for previously approved products and charges for investment impairments.
d)Reflects the net tax benefit associated with the specified items and recognition of a tax benefit as a result of the resolution of various tax positions related to prior years. Taxes on Earnings includes approximately $460 million in adjustments related to prior recognition of a significant non-cash deferred tax benefit.

Abbott Laboratories and Subsidiaries
Details of Specified Items
Nine Months Ended September 30, 2024
(in millions, except per share data)
(unaudited)

	Acquisition or Divestiture- related (a)	Restructuring and Cost Reduction Initiatives (b)	Intangible Amortization	Other (c)	Total Specifieds
Gross Margin	$2	$76	$1,413	$49	$1,540
R&D	(4)	(1)	—	(76)	(81)
SG&A	(32)	(17)	—	(47)	(96)
Other (income) expense, net	(140)	—	—	(43)	(183)
Earnings before taxes	$178	$94	$1,413	$215	1,900
Taxes on Earnings (d)					222
Net Earnings					$1,678
Diluted Earnings per Share					$0.95
The table above provides additional details regarding the specified items described on page 14.

a)Includes the loss on the sale of a non-core business. Acquisition-related expenses include integration costs, which represent incremental costs directly related to integrating acquired businesses, as well as other costs related to business acquisitions.
b)Restructuring and cost reduction initiative expenses include severance, outplacement and other direct costs associated with specific restructuring plans and cost reduction initiatives.
c)Other includes incremental costs to comply with the MDR and IVDR regulations for previously approved products and charges for investment and intangible asset impairments.
d)Reflects the net tax benefit associated with the specified items and tax expense as a result of the resolution of various tax positions related to prior years.